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                                                                   EXHIBIT 10.17
                          CONTRACTUAL RESTRICTED STOCK



Employee Paul J. Griswold
Date     June 1, 1999



In consideration of Paul J. Griswold's ("Employee") continued rendition of services to Tenneco Packaging (the "Company"), the Company hereby covenants that:

1. Effective as of the consummation of the transaction by which the stock of Tenneco Packaging Inc. will be distributed to the shareholders of Tenneco Inc. (the "Transaction"), Employee will be granted that number of restricted shares of Tenneco Packaging Inc. common stock determined under the following formula:

                                   TV x 15,000
                                   -----------
                                       AV

where TV equals the closing price of Tenneco Inc. common stock on the day immediately preceding the Transaction and AV is the closing price of Tenneco Packaging Inc. common stock on the day immediately following the Transaction. The terms of such restricted stock shall be equivalent to the terms of Tenneco restricted stock granted generally except that the vesting period shall be three years rather than four years.

2. Notwithstanding the fact that no restricted stock has yet been granted, Employee shall receive cash payments equal to the quarterly dividend equivalents which he would have been paid on 15,000 shares of restricted Tenneco Inc. common stock if such restricted stock had been granted, commencing with the second quarter, 1999, Tenneco Inc. common stock regular quarterly dividend and ending with the last Tenneco Inc. common stock regular quarterly dividend declared prior to the Transaction.

ACCEPTED:                                  TENNECO INC.


     /s/ Paul J. Griswold                         /s/ Stephen J. Smith
-------------------------------------      -------------------------------------
Paul J. Griswold              (Date)       Stephen J. Smith, Vice President,
                                           Human Resources

                                                 /s/ Karl A. Stewart
-------------------------------------      -------------------------------------
Social Security Number or National ID      Karl Stewart, Vice President &
                                           Corporate Secretary


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